Exhibit 99.2

Fiscal Third Quarter

2022 Earnings

"Strong demand and outstanding execution by our people drove the achievement of 16% net sales growth and exceptional profitability. Our people are making a tremendous difference for our customers and partners in a challenging supply environment."

Mike Baur
Chairman and CEO, ScanSource, Inc.

Key Highlights

Strong Demand and Outstanding Execution Drove Exceptional Q3 Profitability

Exceeds Expectations and Raises Full Year Outlook

Hybrid Distribution Strategy Enables Sustainable Growth

16% Net Sales Growth and 21% Gross Profit Growth

Consolidated	Specialty Technology Solutions Segment	Modern Communications & Cloud Segment
Net Sales +16% Y/Y $846.0M	**STS, Net Sales +15% Y/Y** $503.1M	**MC&C, Net Sales +17% Y/Y** $342.9M
Gross Profit +21% Y/Y $106.5M, 12.6% margin	**STS, Gross Profit +39% Y/Y** $54.0M, 10.7% margin	**MC&C, Gross Profit +7% Y/Y** $52.5M, 15.3% margin

© ScanSource 2022

Third Quarter Metrics Reflect Operational Excellence

$0.91 per share, Q3
$3.46 per share, TTM
GAAP Diluted EPS
TTM all-time Company record

5.21%
Adjusted EBITDA Margin*

$15.7M TTM
Operating Cash Flow
As expected, working capital for growth

$1.04 per share, Q3 +46% Y/Y
$4.01 per share, TTM
Non-GAAP Diluted EPS*
Q3 and TTM all-time Company record

$44.1M Q3 +38% Y/Y
$163.4M TTM
Adjusted EBITDA*
Q3 and TTM all-time Company record

18.0%
Adjusted ROIC*
Q3 share repurchases, $8.3M

Solid Financial Foundation for Growth

0.8x net debt to TTM adjusted EBITDA
Target range: 1x to 2x

5.1x inventory turns
5-qtr range: 5.1x to 6.5x

Paid for inventory days of (2.9)
5-qtr range: (9.4) to 2.2

69 days sales outstanding
5-qtr range: 60 to 69

Fiscal Year 2022 Outlook updated as of May 10, 2022 (replaces previously provided guidance)

At Least 10% (up from 7%)
Net Sales Growth

At Least $165M (up from $148 million)
+40% Y/Y
Adjusted EBITDA*

Focused Execution of Value Creation Strategy

- Leader in Hybrid Distribution
- Deep Partnerships
- Digital Growth Opportunities
- Margin Expansion
- Attractive Return Potential

* Non-GAAP measure
TTM represents trailing 12-months; Adjusted ROIC represents return on invested capital
For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource's fiscal year 2022 third quarter news release issued on May 10, 2022, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section.

2

© ScanSource 2022

Forward-Looking Statements This Earnings Infographic and supporting materials contain certain comments that are “forward- looking” statements, including statements about our FY22 outlook, growth opportunities and our operating strategies that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, the failure to hire and retain quality employees, risk to our business from a cyber-security attack, the failure to manage and implement our organic growth strategy, impact of the COVID-19 pandemic on our operations and financial condition and the potential prolonged economic weakness brought on by COVID-19, a failure of our IT systems, credit risks involving our larger customers and suppliers, changes in interest and exchange rates and regulatory regimes impacting our international operations, loss of our major customers, termination of our relationship with key suppliers or a significant modification of the terms under which we operate with a key supplier, changes in our operating strategy, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2021, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non-GAAP diluted EPS, non-GAAP net sales, non-GAAP SG&A expenses, adjusted EBITDA, adjusted ROIC and net sales less impacts from foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 3

ScanSource, Inc.
Earnings Infographic
Q3 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Consolidated, 5-Quarter Financial Summary - for continuing operations

($ in thousands, except per share data)

	Q3 FY22	Q2 FY22	Q1 FY22	Q4 FY21	Q3 FY21	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$ 845,990	$ 864,351	$ 857,311	$ 852,694	$ 729,873	(2)%	16%
Gross profit	$ 106,508	$ 107,925	$ 101,300	$ 95,778	$ 88,116	(1)%	21%
Gross profit margin %	*12.6 %*	*12.5 %*	*11.8 %*	*11.2 %*	*12.1 %*	*10 bp*	*52 bp*
SG&A expenses	$ 66,522	$ 69,433	$ 63,582	$ 64,758	$ 60,099	(4)%	11%
Operating income	$ 32,917	$ 31,498	$ 30,328	$ 23,283	$ 19,436	*5%*	*69%*
Operating income %	*3.89 %*	*3.64 %*	*3.54 %*	*2.73 %*	*2.66 %*	*25 bp*	*123 bp*
Net income	$ 23,526	$ 23,152	$ 22,073	$ 20,657	$ 13,786	*2%*	*71%*
Diluted EPS	$ 0.91	$ 0.89	$ 0.86	$ 0.80	$ 0.54	*2%*	*69%*
Select reported Non-GAAP measures: [(a)]							
Non-GAAP operating income	$ 37,374	$ 35,892	$ 34,921	$ 28,368	$ 25,148	4%	49%
Non-GAAP operating income %	*4.42 %*	*4.15 %*	*4.07 %*	*3.33 %*	*3.45 %*	*27 bp*	*97 bp*
Non-GAAP net income	$ 26,879	$ 26,446	$ 25,550	$ 24,522	$ 18,178	2%	48%
Non-GAAP diluted EPS	$ 1.04	$ 1.02	$ 0.99	$ 0.96	$ 0.71	2%	46%
Adjusted EBITDA	$ 44,115	$ 42,542	$ 41,394	$ 35,299	$ 31,999	4%	38%
Adjusted EBITDA %	*5.21 %*	*4.92 %*	*4.83 %*	*4.14 %*	*4.38 %*	*29 bp*	*83 bp*
Adjusted ROIC	18.0 %	17.6 %	17.5 %	16.0 %	14.7 %	40 bp	330 bp
Operating cash flow (QTR)	$ 29,707	$ (18,419)	$ (56,959)	$ 61,345	$ (60,252)	261%	(149)%
Operating cash flow (TTM)	$ 15,674	$ (74,285)	$ (11,417)	$ 116,767	$ 129,375	(121)%	*(88)%*

[(a)] See pages 11 through 12 for the calculation of non-GAAP measures and reconciliations to GAAP measures.

scansource.com 4 May 10, 2022

ScanSource, Inc.
Earnings Infographic
Q3 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Specialty Technology Solutions, 5-Quarter Financial Summary

($ in thousands)

	Q3 FY22	Q2 FY22	Q1 FY22	Q4 FY21	Q3 FY21	Q/Q	Y/Y
Net sales	$ 503,072	$ 496,920	$ 501,711	$ 515,445	$ 436,462	1%	15%
Gross profit	$ 54,021	$ 52,048	$ 45,694	$ 46,554	$ 39,002	4%	39%
Gross profit margin %	*10.7 %*	*10.5 %*	*9.1 %*	*9.0 %*	*8.9 %*	*26 bp*	*180 bp*
GAAP operating income	$ 20,623	$ 16,551	$ 14,104	$ 12,011	$ 8,713	25%	137%
GAAP operating income %	*4.10 %*	*3.33 %*	*2.81 %*	*2.33 %*	*2.00 %*	*77 bp*	*210 bp*
Add: Intangible amortization expense	$ 1,491	$ 1,491	$ 1,531	$ 1,610	$ 1,610	—%	(7)%
Non-GAAP operating income	$ 22,114	$ 18,042	$ 15,635	$ 13,621	$ 10,323	*23%*	*114%*
Non-GAAP operating income %	*4.40 %*	*3.63 %*	*3.12 %*	*2.64 %*	*2.37 %*	*77 bp*	*203 bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 20,623	$ 16,551	$ 14,104	$ 12,011	$ 8,713	25%	137%
Plus:							
Depreciation expense	1,833	1,867	1,868	1,967	2,000	*(2)%*	(8)%
Intangible amortization expense	1,491	1,491	1,531	1,610	1,610	—%	(7)%
Interest income	265	299	305	965	517	(11)%	(49)%
Other income/(expense), net	165	(169)	13	(10)	111	**nm*	*nm
EBITDA	24,377	20,039	17,821	16,543	12,951	22%	88%
Adjustments:							
Share-based compensation expense	1,659	2,038	1,398	1,325	1,376	(19)%	21%
Adjusted EBITDA (non-GAAP)	$ 26,036	$ 22,077	$ 19,219	$ 17,868	$ 14,327	*18%*	*82%*
Adjusted EBITDA (non-GAAP) %	*5.18 %*	*4.44 %*	*3.83 %*	*3.47 %*	*3.28 %*	*73 bp*	*189 bp*

**nm - percentages are not meaningful*

scansource.com 5 May 10, 2022

ScanSource, Inc.
Earnings Infographic
Q3 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Modern Communications & Cloud, 5-Quarter Financial Summary

($ in thousands)

	Q3 FY22	Q2 FY22	Q1 FY22	Q4 FY21	Q3 FY21	Q/Q	Y/Y
Net sales	$ 342,918	$ 367,431	$ 355,600	$ 337,249	$ 293,411	(7)%	17%
Gross profit	$ 52,487	$ 55,877	$ 55,606	$ 49,224	$ 49,114	(6)%	7%
Gross profit margin %	*15.3 %*	*15.2 %*	*15.6 %*	*14.6 %*	*16.7 %*	*10 bp*	*(143) bp*
GAAP operating income	$ 12,294	$ 14,894	$ 16,307	$ 11,466	$ 11,555	(17)%	6%
GAAP operating income %	3.59 %	4.05 %	4.59 %	3.40 %	3.94 %	*(47) bp*	*(35) bp*
Add: Intangible amortization expense	$ 2,966	$ 2,956	$ 2,978	$ 3,283	$ 3,270	—%	(9)%
Non-GAAP operating income	$ 15,260	$ 17,850	$ 19,285	$ 14,749	$ 14,825	(15)%	3%
Non-GAAP operating income %	*4.45 %*	*4.86 %*	*5.42 %*	*4.37 %*	*5.05 %*	*(41) bp*	*(60) bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 12,294	$ 14,894	$ 16,307	$ 11,466	$ 11,555	(17)%	6%
Plus:							
Depreciation expense	1,015	916	1,273	1,231	1,478	11%	(31)%
Intangible amortization expense	2,966	2,955	2,978	3,283	3,270	—%	(9)%
Interest income	735	648	721	376	228	13%	222%
Other income/(expense), net	(28)	(374)	(276)	77	192	*nm	*nm
EBITDA	16,982	19,039	21,003	16,433	16,723	(11)%	2%
Adjustments:							
Share-based compensation expense	1,098	1,426	1,173	1,003	1,160	(23)%	(5)%
Adjusted EBITDA (non-GAAP)	$ 18,080	$ 20,465	$ 22,176	$ 17,436	$ 17,883	(12)%	1%
Adjusted EBITDA (non-GAAP) %	*5.27 %*	*5.57 %*	*6.24 %*	*5.17 %*	*6.09 %*	*(30) bp*	*(82) bp*

**nm - percentages are not meaningful*

scansource.com 6 May 10, 2022

ScanSource, Inc.
Earnings Infographic
Q3 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency (Organic Growth) - QTR

Net Sales by Segment:

($ In thousands)		Q3 FY22		Q3 FY21	% Change
Specialty Technology Solutions:					
Net sales, as reported	$	503,072	$	436,462	15.3 %
Foreign exchange impact (a)		(915)		—	
Net sales, constant currency (non-GAAP)	$	502,157	$	436,462	15.1 %
Modern Communications & Cloud:					
Net sales, as reported	$	342,918	$	293,411	16.9 %
Foreign exchange impact (a)		(2,660)		—	
Net sales, constant currency (non-GAAP)	$	340,258	$	293,411	16.0 %
Consolidated:					
Net sales, as reported	$	845,990	$	729,873	15.9 %
Foreign exchange impact (a)		(3,575)		—	
Net sales, constant currency (non-GAAP)	$	842,415	$	729,873	15.4 %

Net Sales by Geography:

($ in thousands)		Q3 FY22		Q3 FY21	% Change
United States and Canada:					
Net sales, as reported	$	764,529	$	665,720	14.8 %
International:					
Net sales, as reported	$	81,461	$	64,153	27.0 %
Foreign exchange impact (a)		(3,575)		—	
Net sales, constant currency (non-GAAP)	$	77,886	$	64,153	21.4 %
Consolidated:					
Net sales, as reported	$	845,990	$	729,873	15.9 %
Foreign exchange impact (a)		(3,575)		—	
Net sales, constant currency (non-GAAP)	$	842,415	$	729,873	15.4 %

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended March 31, 2022 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended March 31, 2021.

scansource.com 7 May 10, 2022

ScanSource, Inc.
Earnings Infographic
Q3 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Adjusted Return on Invested Capital - QTR

($ in thousands)	Q3 FY22	Q2 FY22	Q1 FY22	Q4 FY21	Q3 FY21
Adjusted return on invested capital (ROIC), annualized (a)	**18.0 %**	**17.6 %**	**17.5 %**	**16.0 %**	**14.7 %**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 23,526	$ 23,152	$ 22,073	$ 20,657	$ 13,786
Plus:					
Interest expense	1,483	1,493	1,660	1,643	1,576
Income taxes	9,044	7,257	7,358	2,389	5,121
Depreciation and amortization	7,305	7,229	7,650	8,090	8,358
EBITDA	41,358	39,131	38,741	32,779	28,841
Adjustments:					
Acquisition and divestiture costs	—	(53)	83	246	272
Restructuring costs	—	—	—	(54)	349
Share-based compensation	2,757	3,464	2,570	2,328	2,537
Adjusted EBITDA (numerator for Adjusted ROIC) (non-GAAP)	**$ 44,115**	**$ 42,542**	**$ 41,394**	**$ 35,299**	**$ 31,999**
Invested Capital Calculation					
Equity - beginning of the quarter	$ 768,525	$ 746,094	$ 731,191	$ 690,575	$ 682,139
Equity - end of quarter	806,654	768,525	746,094	731,191	690,575
Adjustments:					
Share-based compensation, net	2,063	2,590	1,922	1,752	1,912
Acquisition and divestiture costs	—	(53)	83	207	272
Restructuring, net of tax	—	—	—	(40)	264
Discontinued operations net (income) loss	—	(100)	—	(3,053)	688
Average equity	788,621	758,528	739,645	710,316	687,925
Average funded debt (b)	205,073	200,708	197,406	177,074	191,996
Invested capital (denominator for Adjusted ROIC) (non-GAAP)	**$ 993,694**	**$ 959,236**	**$ 937,051**	**$ 887,390**	**$ 879,921**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average funded debt, which includes both continuing and discontinued operations, is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 8 May 10, 2022

ScanSource, Inc.
Earnings Infographic
Q3 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and Adjusted EBITDA Metrics

($ in thousands)	Q3 FY22	Q2 FY22	Q1 FY22	Q4 FY21	Q3 FY21
Consolidated debt (Q/E)	$ 181,500	$ 196,866	$ 197,356	$ 143,174	$ 198,851
Less:					
Consolidated cash and cash equivalents (Q/E)	(43,539)	(34,123)	(55,491)	(62,718)	(49,321)
Net debt (Q/E)	**$ 137,961**	**$ 162,743**	**$ 141,865**	**$ 80,456**	**$ 149,530**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 23,526	$ 23,152	$ 22,073	$ 20,657	$ 13,786
Plus:					
Interest expense	1,483	1,493	1,660	1,643	1,576
Income taxes	9,044	7,257	7,358	2,389	5,121
Depreciation and amortization	7,305	7,229	7,650	8,090	8,358
EBITDA	41,358	39,131	38,741	32,779	28,841
Adjustments:					
Acquisition and divestiture costs	—	(53)	83	246	272
Restructuring costs	—	—	—	(54)	349
Share-based compensation	2,757	3,464	2,570	2,328	2,537
Adjusted EBITDA (non-GAAP)	$ 44,115	$ 42,542	$ 41,394	$ 35,299	$ 31,999
Adjusted EBITDA, TTM (a)	**$ 163,350**	**$ 151,234**	**$ 138,431**	**$ 117,948**	**$ 96,605**
Net Debt / Adjusted EBITDA, TTM (a)	**0.8x**	**1.1x**	**1.0x**	**0.7x**	**1.5x**

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com 9 May 10, 2022

ScanSource, Inc.
Earnings Infographic
Q3 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Working Capital, 5-Quarter Summary

($ in thousands)	Q3 FY22	Q2 FY22	Q1 FY22	Q4 FY21	Q3 FY21
Accounts Receivable (Q/E)	$ 642,384	$ 613,186	$ 589,532	$ 568,984	$ 509,404
Days sales outstanding in receivables	69	64	62	60	63
Inventory (Q/E)	$ 591,396	$ 562,397	$ 493,541	$ 470,081	$ 459,652
Inventory turns	5.1	5.7	6.3	6.5	5.8
Accounts payable (Q/E)	$ 706,359	$ 653,190	$ 602,229	$ 634,805	$ 521,552
Paid for inventory days*	(2.9)	(0.5)	(3.2)	(9.4)	2.2
Working Capital (Q/E) (AR+INV-AP)	$ 527,421	$ 522,393	$ 480,844	$ 404,260	$ 447,504
Cash conversion cycle	66	64	59	51	65

**Paid for inventory days represent Q/E inventory days less Q/E accounts payable days*

scansource.com 10 May 10, 2022

Operating Income, Net Income & EPS - QTR ($ in thousands) Quarter ended March 31, 2022 Reported GAAP measure Intangible amortization expense Acquisition, divestiture and restructuring costs Non-GAAP measure SG&A expenses $ 66,522 $ — $ — $ 66,522 Operating income 32,917 4,457 — 37,374 Net income 23,526 3,353 — 26,879 Diluted EPS $ 0.91 $ 0.13 $ — $ 1.04 Diluted EPS, trailing 12-month (TTM) $ 3.46 $ 0.53 $ 0.01 $ 4.01 ($ in thousands) Quarter ended December 31, 2021 Reported GAAP measure Intangible amortization expense Acquisition, divestiture and restructuring costs(a) Non-GAAP measure SG&A expenses $ 69,433 $ — $ 53 $ 69,486 Operating income 31,498 4,447 (53) 35,892 Net income 23,152 3,347 (53) 26,446 Diluted EPS $ 0.89 $ 0.13 $ — $ 1.02 (a) Acquisition and divestiture costs totaled less than $(0.1) million for the quarter ended December 31, 2021 and are generally nondeductible for tax purposes. ScanSource, Inc. Earnings Infographic Q3 FY2022 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 11 May 10, 2022

ScanSource, Inc.
Earnings Infographic
Q3 FY2022

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Net Income & EPS - QTR, continued

($ in thousands)

	Quarter ended September 30, 2021			
	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
SG&A expenses	$ 63,582	$ —	$ (83)	$ 63,499
Operating income	30,328	4,510	83	34,921
Net income	22,073	3,394	83	25,550
Diluted EPS	$ 0.86	$ 0.13	$ —	$ 0.99

(a) Acquisition and divestiture costs totaled $0.1 million for the quarter ended September 30, 2021 and are generally nondeductible for tax purposes.

($ in thousands)

	Quarter ended June 30, 2021			
	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
SG&A expenses	$ 64,758	$ —	$ (246)	$ 64,512
Operating income	23,283	4,893	192	28,368
Net income	20,657	3,698	167	24,522
Diluted EPS	$ 0.80	$ 0.14	$ 0.01	$ 0.96

(a) Acquisition and divestiture costs totaled $0.2 million for the quarter ended June 30, 2021 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.1 million for the quarter ended June 30, 2021.

($ in thousands)

	Quarter ended March 31, 2021			
	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs(a)	Non-GAAP measure
SG&A expenses	$ 60,099	$ —	$ (272)	$ 59,827
Operating income	19,436	4,880	832	25,148
Net income	13,786	3,697	695	18,178
Diluted EPS	$ 0.54	$ 0.14	$ 0.03	$ 0.71

(a) Acquisition and divestiture costs totaled $0.3 million for the quarter ended March 31, 2021 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.6 million for the quarter ended March 31, 2021.

scansource.com 12 May 10, 2022

FY22 Annual Financial Outlook Reconciliation FY22 Outlook GAAP, operating income At least $122 million Intangible amortization $18 million Depreciation expense $12 million Share-based compensation expense $11 million Interest income and other income (expense), net $2 million Adjusted EBITDA (non-GAAP) At least $165 million ScanSource, Inc. Earnings Infographic Q3 FY2022 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 13 May 10, 2022